Exhibit 99.2

October 23, 2013

THIRD QUARTER 2013

Symetra Financial Corporation (SYA)
Financial Supplement
All financial information in this document is unaudited

Symetra Financial Corporation
Financial Supplement
Table of Contents
September 30, 2013

Symetra Financial Corporation
3Q 2013 Financial Supplement
Financial Highlights
(In millions, except per share or percentage data)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Net income	$45.3	$45.0	$66.0	$31.0	$55.2	$156.3	$174.4
Net income per common share [1]
Basic	$0.38	$0.34	$0.48	$0.22	$0.40	$1.21	$1.26
Diluted	$0.38	$0.34	$0.48	$0.22	$0.40	$1.21	$1.26
Weighted-average number of common shares outstanding:
Basic	117.802	133.050	138.093	138.114	138.091	129.574	137.986
Diluted	117.804	133.056	138.098	138.122	138.094	129.579	137.990
Non-GAAP Financial Measures [2]
Adjusted operating income	$48.9	$51.4	$50.4	$32.9	$45.9	$150.7	$152.4
Adjusted operating income per common share: [1]
Basic	$0.42	$0.39	$0.37	$0.24	$0.33	$1.16	$1.10
Diluted	$0.42	$0.39	$0.37	$0.24	$0.33	$1.16	$1.10

	As of
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Consolidated Balance Sheet Data
Total investments	$27,641.1	$26,915.0	$27,437.5	$27,556.4	$27,492.3
Total assets	29,784.6	29,040.4	29,587.8	29,460.9	29,497.7
Notes payable	449.5	449.4	449.4	449.4	449.3
Accumulated other comprehensive income (net of taxes) (AOCI)	719.0	782.6	1,293.1	1,371.2	1,404.3
Total stockholders' equity	3,012.8	3,040.1	3,604.2	3,630.1	3,641.2
U.S. Statutory Financial Information:
Statutory capital and surplus	$1,940.6	$1,921.3	$1,952.6	$1,912.6	$1,906.5
Asset valuation reserve (AVR)	282.5	275.7	269.9	261.3	252.2
Statutory book value	$2,223.1	$2,197.0	$2,222.5	$2,173.9	$2,158.7
Common shares outstanding, end of period	117.800	117.792	119.099	119.088	119.120
Book value per common share	$25.58	$25.81	$26.10	$26.29	$26.37
Debt to capital ratio	13.0%	12.9%	11.1%	11.0%	11.0%
Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$2,293.8	$2,257.5	$2,311.1	$2,258.9	$2,236.9
Adjusted book value per common share :
Adjusted book value per common share [3]	$19.47	$19.17	$19.40	$18.97	$18.78
Adjusted book value per common share, as converted [4]	$19.47	$19.17	$18.32	$17.94	$17.78
Statutory book value per common share [5]	$18.87	$18.65	$18.66	$18.25	$18.12
Debt to capital ratio, excluding AOCI [6]	16.4%	16.6%	16.3%	16.6%	16.7%

	For the Twelve Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
ROE	5.5%	5.7%	5.6%	6.1%	7.6%
Non-GAAP Financial Measure [2]
Operating ROAE [7]	8.1%	8.0%	7.9%	8.5%	9.5%
1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Historically, our outstanding warrants were considered participating securities and included in basic and diluted weighted-average common shares outstanding, assuming the warrants were exercised for the entire 18.976 common shares. For the three and nine months ended September 30, 2013 and the three months ended June 30, 2013, these measures reflect the net-share settlement of the warrants on June 20, 2013, resulting in the issuance of 5.298 common shares. Quarterly earnings per share amounts may not add to the full year amounts.
2 Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 16, and 17, respectively.
3 Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
4 Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants in the periods they were outstanding. For periods ended prior to June 30, 2013, it was calculated as adjusted book value plus the assumed proceeds from exercise of warrants, divided by common shares outstanding and shares subject to outstanding warrants. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock.
5 Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
6 Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.
7 Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders' equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Consolidated Income Statement Data
(In millions, except per share data)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Revenues:
Premiums	156.0	$157.4	$157.0	$153.8	$154.1	$470.4	$451.2
Net investment income	326.4	318.6	323.7	323.2	312.3	968.7	952.0
Policy fees, contract charges and other	48.3	48.5	49.9	47.7	47.1	146.7	142.2
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(6.6)	(7.8)	(2.6)	(6.4)	(16.0)	(17.0)	(30.7)
Less: portion recognized in other comprehensive income	0.4	0.6	0.6	2.6	2.7	1.6	5.5
Net impairment losses recognized in earnings	(6.2)	(7.2)	(2.0)	(3.8)	(13.3)	(15.4)	(25.2)
Other net realized investment gains (losses)	1.6	(4.1)	28.5	(0.1)	28.8	26.0	60.2
Total net realized investment gains (losses)	(4.6)	(11.3)	26.5	(3.9)	15.5	10.6	35.0
Total revenues	526.1	513.2	557.1	520.8	529.0	1,596.4	1,580.4
Benefits and expenses:
Policyholder benefits and claims	118.5	115.2	119.5	118.2	111.1	353.2	320.8
Interest credited	235.3	225.7	235.3	237.6	235.4	696.3	695.2
Other underwriting and operating expenses	90.6	91.9	91.8	96.0	88.9	274.3	264.5
Interest expense	8.3	8.2	8.2	8.2	8.2	24.7	24.6
Amortization of deferred policy acquisition costs	20.2	17.2	18.9	16.9	17.9	56.3	49.1
Total benefits and expenses	472.9	458.2	473.7	476.9	461.5	1,404.8	1,354.2
Income from operations before income taxes	53.2	55.0	83.4	43.9	67.5	191.6	226.2
Provision (benefit) for income taxes:
Current	11.3	19.6	15.7	3.9	(0.3)	46.6	12.0
Deferred	(3.4)	(9.6)	1.7	9.0	12.6	(11.3)	39.8
Total provision for income taxes	7.9	10.0	17.4	12.9	12.3	35.3	51.8
Net income	$45.3	$45.0	$66.0	$31.0	$55.2	$156.3	$174.4
Net income per common share:
Basic	$0.38	$0.34	$0.48	$0.22	$0.40	$1.21	$1.26
Diluted	$0.38	$0.34	$0.48	$0.22	$0.40	$1.21	$1.26
Weighted-average number of common shares outstanding:
Basic	117.802	133.050	138.093	138.114	138.091	129.574	137.986
Diluted	117.804	133.056	138.098	138.122	138.094	129.579	137.990
Cash dividends declared per common share	$0.09	$0.08	$0.08	$0.07	$0.07	$0.25	$0.21
Non-GAAP Financial Measures:
Adjusted operating income	$48.9	$51.4	$50.4	$32.9	$45.9	$150.7	$152.4
Adjusted operating income per common share:
Basic	$0.42	$0.39	$0.37	$0.24	$0.33	$1.16	$1.10
Diluted	$0.42	$0.39	$0.37	$0.24	$0.33	$1.16	$1.10
Reconciliation to net income:
Net income	$45.3	$45.0	$66.0	$31.0	$55.2	$156.3	$174.4
Less: Net realized investment gains (losses) (net of taxes)	(3.0)	(7.3)	17.2	(2.6)	10.1	6.9	22.8
Add: Net realized gains (losses) — FIA (net of taxes)	0.6	(0.9)	1.6	(0.7)	0.8	1.3	0.8
Adjusted operating income	$48.9	$51.4	$50.4	$32.9	$45.9	$150.7	$152.4

Symetra Financial Corporation
3Q 2013 Financial Supplement
Consolidated Balance Sheet Data
(In millions)

	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$23,306.5	$22,697.0	$23,369.6	$23,519.0	$23,620.9
Marketable equity securities, at fair value	87.1	53.7	50.6	49.6	48.4
Trading securities:
Marketable equity securities, at fair value	509.4	512.0	501.5	552.7	535.8
Mortgage loans, net	3,376.8	3,303.1	3,170.7	3,094.4	2,939.8
Policy loans	64.2	64.4	64.7	65.8	67.0
Investments in limited partnerships	253.1	236.8	235.3	239.3	242.2
Other invested assets	44.0	48.0	45.1	35.6	38.2
Total investments	27,641.1	26,915.0	27,437.5	27,556.4	27,492.3
Cash and cash equivalents	121.1	171.6	301.2	130.8	238.4
Accrued investment income	293.2	287.6	281.9	276.2	273.5
Reinsurance recoverables	306.1	300.1	304.5	302.1	297.5
Deferred policy acquisition costs	271.7	249.6	172.1	155.8	146.1
Receivables and other assets	229.4	243.7	211.7	231.9	230.1
Separate account assets	922.0	872.8	878.9	807.7	819.8
Total assets	$29,784.6	$29,040.4	$29,587.8	$29,460.9	$29,497.7
Liabilities and stockholders’ equity
Funds held under deposit contracts	$24,074.7	$23,485.7	$23,228.8	$23,068.5	$22,963.0
Future policy benefits	394.6	390.9	390.9	390.6	390.5
Policy and contract claims	165.4	163.9	148.2	162.2	159.7
Other policyholders’ funds	171.9	129.4	122.1	113.9	112.1
Notes payable	449.5	449.4	449.4	449.4	449.3
Deferred income tax liabilities, net	266.5	304.1	588.6	628.9	637.8
Other liabilities	327.2	204.1	176.7	209.6	324.3
Separate account liabilities	922.0	872.8	878.9	807.7	819.8
Total liabilities	26,771.8	26,000.3	25,983.6	25,830.8	25,856.5
Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,463.9	1,462.4	1,460.7	1,459.3	1,458.5
Treasury stock	(93.4)	(93.4)	(4.2)	—	—
Retained earnings	922.1	887.3	853.4	798.4	777.2
Accumulated other comprehensive income, net of taxes	719.0	782.6	1,293.1	1,371.2	1,404.3
Total stockholders’ equity	3,012.8	3,040.1	3,604.2	3,630.1	3,641.2
Total liabilities and stockholders’ equity	$29,784.6	$29,040.4	$29,587.8	$29,460.9	$29,497.7

Symetra Financial Corporation
3Q 2013 Financial Supplement
Segment Income Statement Data
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Operating revenues:
Benefits Division	$156.1	$157.2	$156.6	$153.7	$152.3	$469.9	$447.9
Retirement Division:
Deferred Annuities	151.7	140.1	151.5	146.4	141.8	443.3	421.6
Income Annuities	98.6	99.1	103.6	102.3	102.6	301.3	314.4
Individual Life Division	115.3	112.4	111.3	110.8	113.0	339.0	339.4
Other	9.9	14.3	10.1	10.5	4.9	34.3	23.2
Operating revenues	531.6	523.1	533.1	523.7	514.6	1,587.8	1,546.5
Add: Net realized investment gains (losses) — excluding FIA	(5.5)	(9.9)	24.0	(2.9)	14.4	8.6	33.9
Revenues	$526.1	$513.2	$557.1	$520.8	$529.0	$1,596.4	$1,580.4
Segment pre-tax adjusted operating income (loss):
Benefits Division	$15.2	$16.3	$13.5	$12.4	$16.7	$45.0	$58.1
Retirement Division:
Deferred Annuities	23.9	25.4	30.7	29.1	24.0	80.0	73.6
Income Annuities	7.1	10.0	8.8	5.1	8.6	25.9	39.9
Individual Life Division	15.8	14.5	11.2	5.5	13.8	41.5	41.5
Other	(3.3)	(1.3)	(4.8)	(5.3)	(10.0)	(9.4)	(20.8)
Pre-tax adjusted operating income [1]	58.7	64.9	59.4	46.8	53.1	183.0	192.3
Add: Net realized investment gains (losses) — excluding FIA	(5.5)	(9.9)	24.0	(2.9)	14.4	8.6	33.9
Income from operations before income taxes	$53.2	$55.0	$83.4	$43.9	$67.5	$191.6	$226.2
1 Pre-tax adjusted operating income is a non-GAAP measure, calculated as adjusted operating income on a pre-tax basis. It also represents the cumulative total of segment pre-tax adjusted operating income, which at the segment level is a GAAP measure. Income from operations before income taxes is the most directly comparable measure to pre-tax adjusted operating income.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Benefits Division
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Operating revenues:
Premiums	$147.4	$148.6	$148.0	$145.5	$144.9	$444.0	$423.3
Net investment income	5.2	5.2	5.1	5.5	5.5	15.5	16.2
Policy fees, contract charges and other	3.5	3.4	3.5	2.7	1.9	10.4	8.4
Total operating revenues	156.1	157.2	156.6	153.7	152.3	469.9	447.9
Benefits and expenses:
Policyholder benefits and claims	99.2	98.5	101.4	98.5	94.9	299.1	271.8
Other underwriting and operating expenses	41.7	42.4	41.7	42.8	40.7	125.8	118.0
Total benefits and expenses	140.9	140.9	143.1	141.3	135.6	424.9	389.8
Segment pre-tax adjusted operating income	$15.2	$16.3	$13.5	$12.4	$16.7	$45.0	$58.1
Operating Metrics:
Loss ratio [1]	67.3%	66.2%	68.5%	67.7%	65.5%	67.4%	64.2%
Expense ratio [2]	28.1%	28.5%	28.1%	28.3%	27.9%	28.2%	27.8%
Combined ratio [3]	95.4%	94.7%	96.6%	96.0%	93.4%	95.6%	92.0%
Medical stop-loss — loss ratio [4]	67.2%	66.0%	69.2%	66.2%	66.4%	67.5%	64.7%
Total sales [5]	$19.0	$21.3	$66.5	$25.7	$31.3	$106.8	$133.6
Premiums:
Medical stop-loss	$127.2	$129.2	$129.0	$128.3	$128.1	$385.4	$376.1
Limited benefit medical	13.3	13.0	13.0	13.4	13.6	39.3	37.6
Group life & disability and other	6.9	6.4	6.0	3.8	3.2	19.3	9.6
Total premiums earned	$147.4	$148.6	$148.0	$145.5	$144.9	$444.0	$423.3

5 Year Historical Loss Ratio [1]:	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2012	61.6%	65.5%	65.5%	67.7%	65.1%
2011	67.6%	62.4%	63.6%	59.6%	63.1%
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
1 Loss ratio represents policyholder benefits and claims incurred divided by premiums earned.
2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations divided by premiums earned.
3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.
4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incurred divided by medical stop-loss premiums earned.
5 Total sales represents annualized first-year premiums net of first year policy lapses.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Retirement Division — Deferred Annuities
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Operating revenues:
Net investment income	$145.0	$136.2	$143.2	$142.0	$135.6	$424.4	$405.2
Policy fees, contract charges and other	5.8	5.3	5.8	5.4	5.1	16.9	15.3
Net realized gains (losses) — FIA	0.9	(1.4)	2.5	(1.0)	1.1	2.0	1.1
Total operating revenues	151.7	140.1	151.5	146.4	141.8	443.3	421.6
Benefits and expenses:
Policyholder benefits and claims	0.2	0.2	—	—	—	0.4	—
Interest credited	86.6	80.8	82.9	82.5	85.2	250.3	248.2
Other underwriting and operating expenses	23.3	19.6	21.7	20.6	19.5	64.6	59.7
Amortization of deferred policy acquisition costs	17.7	14.1	16.2	14.2	13.1	48.0	40.1
Total benefits and expenses	127.8	114.7	120.8	117.3	117.8	363.3	348.0
Segment pre-tax adjusted operating income	$23.9	$25.4	$30.7	$29.1	$24.0	$80.0	$73.6
Operating Metrics:
Fixed account values, excluding FIA — General account	$10,790.0	$10,631.1	$10,681.4	$10,688.5	$10,722.9	$10,790.0	$10,722.9
Fixed account values, FIA — General account	1,321.8	852.0	539.1	374.9	264.3	1,321.8	264.3
Variable account values — Separate account	792.3	758.8	766.6	723.3	734.3	792.3	734.3
Interest spread [1]	2.05%	1.97%	2.23%	2.10%	1.83%	2.08%	1.88%
Base earned yield [2]	4.60%	4.67%	4.70%	4.81%	4.82%	4.65%	4.87%
Base credited rate [2]	2.88%	2.87%	2.87%	3.03%	3.04%	2.87%	3.03%
Base interest spread [2]	1.72%	1.80%	1.83%	1.78%	1.78%	1.78%	1.84%
Total sales [3]	$747.1	$441.5	$322.0	$300.8	$166.5	$1,510.6	$845.8
1 Interest spread excludes FIA and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets. The credited rate is the approximate rate credited on policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.
2 Base interest spread excludes FIA and is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related deferred sales inducement amortization and the MBS prepayment speed adjustment. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.
3 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Fixed Account Values — General Account by Contract Minimum Interest Guarantees as of September 30, 2013:

	Contract Minimum Interest Guarantee [2]
	> 3.5% [1]	<= 3.5% > 1.5%	<= 1.5%
Fixed account values — General account (including FIA)	$1,108.9	$977.7	$9,972.3
1 The maximum interest is 4.5% on a $122.4 block of business.
2 Excludes standard non-forfeiture impacts.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Retirement Division—Income Annuities
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Operating revenues:
Net investment income	$98.4	$98.9	$101.7	$100.4	$100.9	$299.0	$309.5
Policy fees, contract charges and other	0.2	0.2	1.9	1.9	1.7	2.3	4.9
Total operating revenues	98.6	99.1	103.6	102.3	102.6	301.3	314.4
Benefits and expenses:
Interest credited	85.7	82.7	88.5	90.9	87.7	256.9	255.1
Other underwriting and operating expenses	4.9	5.4	5.4	5.6	5.4	15.7	17.0
Amortization of deferred policy acquisition costs	0.9	1.0	0.9	0.7	0.9	2.8	2.4
Total benefits and expenses	91.5	89.1	94.8	97.2	94.0	275.4	274.5
Segment pre-tax adjusted operating income	$7.1	$10.0	$8.8	$5.1	$8.6	$25.9	$39.9
Operating Metrics:
Reserves [1]	$6,484.6	$6,512.7	$6,546.6	$6,566.5	$6,576.7	$6,484.6	$6,576.7
Interest spread [2]	0.61%	0.60%	0.66%	0.47%	0.56%	0.62%	0.61%
Base earned yield [3]	6.02%	6.06%	6.01%	6.05%	6.04%	6.03%	6.10%
Base credited rate [3]	5.49%	5.49%	5.55%	5.60%	5.52%	5.51%	5.56%
Base interest spread [3]	0.53%	0.57%	0.46%	0.45%	0.52%	0.52%	0.54%
MBS prepayment speed adjustment [4]	$—	$0.1	$—	$0.2	$0.2	$0.1	$0.4
Mortality gains (losses) [5]	1.1	4.5	1.0	(0.9)	2.0	6.6	13.8
Total sales [6]	38.9	45.5	40.7	57.6	49.5	125.1	200.6

5 Year Historical Mortality Gains (Losses): [5]	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2012	$5.4	$6.4	$2.0	$(0.9)	$12.9
2011	0.7	4.9	(1.4)	(3.9)	0.3
2010	(0.1)	(1.8)	(0.1)	(0.6)	(2.6)
2009	4.3	(0.5)	—	1.3	5.1
2008	2.0	0.8	0.7	(1.4)	2.1
1 Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.
2 Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets, excluding equities, in the general account attributed to the segment. The credited rate is the approximate rate credited on policyholder reserves.
3 Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums and the MBS prepayment speed adjustment. The fourth quarter 2012 credited rate includes a $1.1 reserve adjustment, which increased base credited rate and decreased base interest spread six basis points.
4 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.
5 Mortality gains (losses) represent the difference between actual and expected reserves released on our life contingent annuities.
6 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Individual Life Division
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Operating revenues:
Premiums	$8.6	$8.8	$9.0	$8.3	$9.2	$26.4	$27.9
Net investment income	72.6	69.7	69.2	69.9	71.1	211.5	214.5
Policy fees, contract charges and other	34.1	33.9	33.1	32.6	32.7	101.1	97.0
Total operating revenues	115.3	112.4	111.3	110.8	113.0	339.0	339.4
Benefits and expenses:
Policyholder benefits and claims	19.1	16.5	18.1	19.7	16.2	53.7	49.0
Interest credited	63.4	62.8	64.2	64.8	62.9	190.4	193.4
Other underwriting and operating expenses	15.4	16.5	16.0	18.8	16.2	47.9	48.9
Amortization of deferred policy acquisition costs	1.6	2.1	1.8	2.0	3.9	5.5	6.6
Total benefits and expenses	99.5	97.9	100.1	105.3	99.2	297.5	297.9
Segment pre-tax adjusted operating income	$15.8	$14.5	$11.2	$5.5	$13.8	$41.5	$41.5
Operating Metrics:
Individual insurance:
Insurance in force [1]	$35,070.4	$35,215.5	$35,455.3	$35,777.4	$36,050.0	$35,070.4	$36,050.0
Claims [2]	14.0	13.7	15.7	16.3	13.9	43.4	44.7
Annualized mortality rate [3]	0.16%	0.16%	0.18%	0.18%	0.15%	0.17%	0.17%
UL account value [4]	$717.6	$714.5	$716.2	$716.0	$717.3	$717.6	$717.3
UL interest spread [5]	2.44%	1.93%	1.97%	1.58%	1.44%	2.11%	1.61%
UL base interest spread [6]	1.41%	1.43%	1.49%	1.51%	1.58%	1.43%	1.64%
Sales [7]	$3.9	$3.0	$2.3	$1.3	$1.6	$9.2	$7.8
Institutional Markets:
Insurance in force [1]	$12,799.8	$12,715.4	$12,685.0	$12,602.9	$12,635.0	$12,799.8	$12,635.0
BOLI account value [4]	4,764.8	4,732.8	4,696.4	4,659.8	4,621.9	4,764.8	4,621.9
BOLI ROA [8]	0.78%	0.90%	0.84%	0.71%	1.07%	0.84%	1.02%
BOLI base ROA [9]	0.64%	0.85%	0.83%	0.66%	1.02%	0.77%	0.95%
BOLI sales [10]	$—	$—	$—	$—	$—	$—	$2.0
COLI single premium sales [10]	0.7	0.3	2.4	—	—	3.4	—
COLI recurring premium sales [11]	0.4	3.0	—	—	—	3.4	—

5 Year Historical Individual Claims:					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2012	15.7	15.1	13.9	16.3	61.0
2011	15.7	12.1	13.0	13.5	54.3
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5
2008	14.3	13.6	13.7	12.1	53.7
1 Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.
2 Individual claims represents incurred claims, net of reinsurance, on our term and universal life policies.
3 Annualized mortality rate is defined as annualized individual claims divided by insurance in force.
4 UL account value and BOLI account value represent our liabilities to our policyholders.
5 UL interest spread excludes SPL and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to UL policies. The credited rate is the approximate rate credited on UL policyholder account values. Interest credited is subject to contractual terms, including minimum guarantees.
6 UL base interest spread excludes SPL and is UL interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related bonus interest amortization, the MBS prepayment speed adjustment, and reserve adjustments.
7 Individual sales represents annualized first year premiums for recurring premium products and 10% of new single premium deposits, net of first year policy lapses and/or surrenders.
8 BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.
9 BOLI base ROA is BOLI ROA adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.
10 Represents 10% of deposits.
11 Represents deposits for new policies.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Other
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Operating revenues:
Net investment income (loss)	$5.2	$8.6	$4.5	$5.4	$(0.8)	$18.3	$6.6
Policy fees, contract charges and other	4.7	5.7	5.6	5.1	5.7	16.0	16.6
Total operating revenues	9.9	14.3	10.1	10.5	4.9	34.3	23.2
Benefits and expenses:
Interest credited	(0.4)	(0.6)	(0.3)	(0.6)	(0.4)	(1.3)	(1.5)
Other underwriting and operating expenses	5.3	8.0	7.0	8.2	7.1	20.3	20.9
Interest expense	8.3	8.2	8.2	8.2	8.2	24.7	24.6
Total benefits and expenses	13.2	15.6	14.9	15.8	14.9	43.7	44.0
Segment pre-tax adjusted operating loss	$(3.3)	$(1.3)	$(4.8)	$(5.3)	$(10.0)	$(9.4)	$(20.8)

Symetra Financial Corporation
3Q 2013 Financial Supplement
Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI) Roll Forwards
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
DAC Roll Forward
Summary — Total Company
Unamortized balance, beginning of period	$373.1	$367.1	$367.9	$369.5	$376.2	$367.9	$368.4
Deferral of acquisition costs:
Commissions	32.2	20.5	15.4	13.3	8.9	68.1	43.5
Other acquisition expenses	4.2	2.6	2.5	2.1	1.9	9.3	6.3
Total deferral of acquisition costs	36.4	23.1	17.9	15.4	10.8	77.4	49.8
Adjustments related to inv (gains) losses	0.8	0.1	0.2	(0.1)	0.4	1.1	0.4
Amortization	(14.9)	(15.6)	(17.3)	(16.9)	(15.3)	(47.8)	(46.5)
Unlocking	(5.3)	(1.6)	(1.6)	—	(2.6)	(8.5)	(2.6)
Total amortization	(20.2)	(17.2)	(18.9)	(16.9)	(17.9)	(56.3)	(49.1)
Unamortized balance, end of period	390.1	373.1	367.1	367.9	369.5	390.1	369.5
Accum effect of net unrealized gains	(118.4)	(123.5)	(195.0)	(212.1)	(223.4)	(118.4)	(223.4)
DAC balance, end of period	$271.7	$249.6	$172.1	$155.8	$146.1	$271.7	$146.1
Retirement Division—Deferred Annuities
Unamortized balance, beginning of period	$256.9	$253.4	$256.7	$259.3	$265.2	$256.7	$265.5
Deferral of acquisition costs:
Commissions	26.4	15.7	11.4	10.4	5.7	53.5	29.8
Other acquisition expenses	2.4	1.8	1.3	1.3	1.2	5.5	3.8
Total deferral of acquisition costs	28.8	17.5	12.7	11.7	6.9	59.0	33.6
Adjustments related to inv (gains) losses	0.8	0.1	0.2	(0.1)	0.3	1.1	0.3
Amortization	(12.3)	(12.6)	(14.6)	(14.2)	(12.9)	(39.5)	(39.9)
Unlocking	(5.4)	(1.5)	(1.6)	—	(0.2)	(8.5)	(0.2)
Total amortization	(17.7)	(14.1)	(16.2)	(14.2)	(13.1)	(48.0)	(40.1)
Unamortized balance, end of period	268.8	256.9	253.4	256.7	259.3	268.8	259.3
Accum effect of net unrealized gains	(110.6)	(113.5)	(178.9)	(194.6)	(205.4)	(110.6)	(205.4)
DAC balance, end of period	$158.2	$143.4	$74.5	$62.1	$53.9	$158.2	$53.9
Retirement Division—Income Annuities
Unamortized balance, beginning of period	$46.3	$45.6	$45.0	$43.5	$42.3	$45.0	$37.9
Deferral of acquisition costs:
Commissions	1.3	1.5	1.4	2.0	1.8	4.2	7.0
Other acquisition expenses	0.3	0.2	0.1	0.2	0.3	0.6	1.0
Total deferral of acquisition costs	1.6	1.7	1.5	2.2	2.1	4.8	8.0
Amortization	(0.9)	(1.0)	(0.9)	(0.7)	(0.9)	(2.8)	(2.4)
Unamortized balance, end of period	47.0	46.3	45.6	45.0	43.5	47.0	43.5
DAC balance, end of period	$47.0	$46.3	$45.6	$45.0	$43.5	$47.0	$43.5
Individual Life Division
Unamortized balance, beginning of period	$69.9	$68.1	$66.2	$66.7	$68.7	$66.2	$65.0
Deferral of acquisition costs:
Commissions	4.5	3.3	2.6	0.9	1.4	10.4	6.7
Other acquisition expenses	1.5	0.6	1.1	0.6	0.4	3.2	1.5
Total deferral of acquisition costs	6.0	3.9	3.7	1.5	1.8	13.6	8.2
Adjustments related to inv (gains) losses	—	—	—	—	0.1	—	0.1
Amortization	(1.7)	(2.0)	(1.8)	(2.0)	(1.5)	(5.5)	(4.2)
Unlocking	0.1	(0.1)	—	—	(2.4)	—	(2.4)
Total amortization	(1.6)	(2.1)	(1.8)	(2.0)	(3.9)	(5.5)	(6.6)
Unamortized balance, end of period	74.3	69.9	68.1	66.2	66.7	74.3	66.7
Accum effect of net unrealized gains	(7.8)	(10.0)	(16.1)	(17.5)	(18.0)	(7.8)	(18.0)
DAC balance, end of period	$66.5	$59.9	$52.0	$48.7	$48.7	$66.5	$48.7

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
DSI Roll Forward [1]
Total Company
Unamortized balance, beginning of period	$155.1	$154.1	$153.4	$152.4	$150.5	$153.4	$142.0
Capitalizations	12.1	12.2	13.3	11.8	12.1	37.6	37.9
Adjustments related to inv (gains) losses	0.3	0.1	0.2	0.1	0.2	0.6	0.2
Amortization	(10.1)	(10.1)	(11.7)	(10.9)	(9.4)	(31.9)	(26.7)
Unlocking	(3.4)	(1.2)	(1.1)	—	(1.0)	(5.7)	(1.0)
Total amortization	(13.5)	(11.3)	(12.8)	(10.9)	(10.4)	(37.6)	(27.7)
Unamortized balance, end of period	154.0	155.1	154.1	153.4	152.4	154.0	152.4
Accum effect of net unrealized gains	(84.1)	(82.3)	(122.5)	(128.6)	(132.4)	(84.1)	(132.4)
DSI balance, end of period	$69.9	$72.8	$31.6	$24.8	$20.0	$69.9	$20.0
1 DSI balance is included in receivables and other assets.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Account Value and Reserve Roll Forwards
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Retirement Division:
Deferred Annuities:
Fixed Account Values, excluding FIA
Account value, beginning of period	$10,631.1	$10,681.4	$10,688.5	$10,722.9	$10,748.3	$10,688.5	$10,532.1
Deposits	307.7	139.1	179.3	192.4	140.6	626.1	734.3
Withdrawals	(247.4)	(275.7)	(271.3)	(310.4)	(257.2)	(794.4)	(819.0)
Net transfers	(0.2)	0.5	1.3	1.1	2.8	1.6	7.8
Net flows	60.1	(136.1)	(90.7)	(116.9)	(113.8)	(166.7)	(76.9)
Interest credited	78.2	78.1	79.1	82.5	83.8	235.4	252.7
Other	20.6	7.7	4.5	—	4.6	32.8	15.0
Account value, end of period	$10,790.0	$10,631.1	$10,681.4	$10,688.5	$10,722.9	$10,790.0	$10,722.9
Fixed Account Values, FIA
Account value, beginning of period	$852.0	$539.1	$374.9	$264.3	$215.4	$374.9	$81.0
Deposits	449.1	310.5	148.5	116.0	43.4	908.1	176.6
Withdrawals	(5.7)	(5.8)	(3.0)	(2.5)	(1.3)	(14.5)	(4.6)
Net transfers	0.6	1.2	0.3	0.6	—	2.1	1.1
Net flows	444.0	305.9	145.8	114.1	42.1	895.7	173.1
Interest credited	3.9	3.1	2.4	3.0	0.8	9.4	1.5
Other	21.9	3.9	16.0	(6.5)	6.0	41.8	8.7
Account value, end of period	$1,321.8	$852.0	$539.1	$374.9	$264.3	$1,321.8	$264.3
Income Annuities:
Reserves
Reserves, beginning of period	$6,512.7	$6,546.6	$6,566.5	$6,576.7	$6,613.6	$6,566.5	$6,608.3
Deposits	37.8	45.1	40.3	55.5	46.2	123.2	184.8
Benefit payments	(165.3)	(157.1)	(145.1)	(158.9)	(168.0)	(467.5)	(466.2)
Net flows	(127.5)	(112.0)	(104.8)	(103.4)	(121.8)	(344.3)	(281.4)
Interest credited	92.0	92.5	93.3	93.5	94.0	277.8	283.2
Other	7.4	(14.4)	(8.4)	(0.3)	(9.1)	(15.4)	(33.4)
Reserves, end of period	$6,484.6	$6,512.7	$6,546.6	$6,566.5	$6,576.7	$6,484.6	$6,576.7
Individual Life Division:
BOLI Account Values
Account value, beginning of period	$4,732.8	$4,696.4	$4,659.8	$4,621.9	$4,587.3	$4,659.8	$4,491.5
Deposits	—	—	—	—	—	—	20.0
Surrenders/claims	(7.0)	(2.2)	(3.7)	(3.1)	(4.6)	(12.9)	(12.6)
Net flows	(7.0)	(2.2)	(3.7)	(3.1)	(4.6)	(12.9)	7.4
Interest credited	54.6	54.6	55.7	55.4	53.9	164.9	167.4
Administrative charges and other	(15.6)	(16.0)	(15.4)	(14.4)	(14.7)	(47.0)	(44.4)
Account value, end of period	$4,764.8	$4,732.8	$4,696.4	$4,659.8	$4,621.9	$4,764.8	$4,621.9
UL Account Values
Account value, beginning of period	$714.5	$716.2	$716.0	$717.3	$714.6	$716.0	$678.9
Deposits	19.6	16.9	16.3	15.0	18.7	52.8	85.4
Surrenders/claims	(8.5)	(11.1)	(8.4)	(9.4)	(9.5)	(28.0)	(27.0)
Net flows	11.1	5.8	7.9	5.6	9.2	24.8	58.4
Interest credited	7.5	7.6	7.7	7.7	8.1	22.8	23.4
Administrative charges and other	(15.5)	(15.1)	(15.4)	(14.6)	(14.6)	(46.0)	(43.4)
Account value, end of period	$717.6	$714.5	$716.2	$716.0	$717.3	$717.6	$717.3

Symetra Financial Corporation
3Q 2013 Financial Supplement
Overview of Liabilities and Associated Unrealized Gains
(In millions)

	As of Sep 30, 2013
	Policyholder Liability	% of Total	Unrealized gains[8]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,499.8		$478.0
Deferred annuities with 5 year payout provision or MVA [2]	1,446.9		60.2
Traditional insurance (net of reinsurance) [3]	170.7		12.9
Group health & life (net of reinsurance) [3]	134.2		0.4
Total illiquid liabilities	8,251.6	33.8%	551.5
Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI) [4]	4,857.8		231.7
Deferred annuities with surrender charges of 5% or higher	5,504.0		229.0
Universal life with surrender charges of 5% or higher	285.9		14.5
Total somewhat liquid liabilities	10,647.7	43.6%	475.2
Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	2,070.6		86.2
Less than 3%	286.8		11.9
No surrender charges [5]	2,671.5		111.1
Universal life with surrender charges less than 5%	448.6		22.4
Other [6]	26.8		0.4
Total fully liquid liabilities	5,504.3	22.6%	232.0
Assets supporting surplus portfolio			67.1
Total [7]	$24,403.6	100.0%	$1,325.8
Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,325.8
Taxes on unrealized gains and losses on available-for-sale securities			(464.0)
Adjustment for DAC and DSI valuation allowance, net of taxes			(131.6)
Other			(11.2)
AOCI			$719.0
1 These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts, primarily to be paid over the next several decades.
2 This category includes annuity contracts with market value adjustment (MVA) features including certain FIA products. The MVA adjusts the value of the contract at surrender based on current interest rates, subject to a guaranteed minimum account value specified in the contract. In a liquidity crisis situation, we could invoke the five-year payout provision on certain annuity contracts without MVA features so that the contract value with interest is paid out ratably over five years.
3 Represents incurred but not reported claim liabilities, mainly related to our medical stop-loss business. The surrender value on these contracts is generally zero but these liabilities are considered illiquid as the claims have not been reported to us and the precise timing and amount of the payment is unknown.
4 The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business does not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable.
5 Approximately half of the account value has been with us for many years, due to guaranteed minimum interest rates of 4.0% - 4.5% that are significantly higher than those currently offered on new business, which range from 0.5% - 1.5%. Given the current low interest rate environment, we do not expect significant changes in the persistency of this business.
6 Represents BOLI, traditional insurance, and medical stop-loss and group life reported claim liabilities.
7 Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims on the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $231.1.
8 Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Investments Summary
(In millions)

	As of
	Sep 30, 2013%		Jun 30, 2013%		Mar 31, 2013%		Dec 31, 2012%		Sep 30, 2012%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$23,306.5	84.3%	$22,697.0	84.3%	$23,369.6	85.2%	$23,519.0	85.4%	$23,620.9	85.9%
Marketable equity securities, at fair value	87.1	0.3%	53.7	0.2%	50.6	0.2%	49.6	0.2%	48.4	0.2%
Trading securities:
Marketable equity securities, at fair value	509.4	1.9%	512.0	1.9%	501.5	1.8%	552.7	2.0%	535.8	2.0%
Mortgage loans, net	3,376.8	12.2%	3,303.1	12.3%	3,170.7	11.5%	3,094.4	11.2%	2,939.8	10.7%
Policy loans	64.2	0.2%	64.4	0.2%	64.7	0.2%	65.8	0.2%	67.0	0.2%
Investments in limited partnerships	253.1	0.9%	236.8	0.9%	235.3	0.9%	239.3	0.9%	242.2	0.9%
Other invested assets	44.0	0.2%	48.0	0.2%	45.1	0.2%	35.6	0.1%	38.2	0.1%
Total investments	27,641.1	100.0%	26,915.0	100.0%	27,437.5	100.0%	27,556.4	100.0%	27,492.3	100.0%
Cash and cash equivalents	121.1		171.6		301.2		130.8		238.4
Total investments, cash and cash equivalents	$27,762.2		$27,086.6		$27,738.7		$27,687.2		$27,730.7
Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$13,594.4	58.3%	$13,205.7	58.2%	$13,677.5	58.6%	$13,748.9	58.5%	$14,031.0	59.4%
2: BBB	8,494.1	36.5%	8,267.0	36.4%	8,469.7	36.2%	8,490.9	36.1%	8,350.2	35.4%
Total investment grade	22,088.5	94.8%	21,472.7	94.6%	22,147.2	94.8%	22,239.8	94.6%	22,381.2	94.8%
3: BB	637.3	2.7%	635.7	2.8%	631.6	2.7%	683.7	2.9%	659.6	2.8%
4: B	491.7	2.1%	492.0	2.2%	496.7	2.1%	488.4	2.1%	462.8	1.9%
5: CCC & lower	87.9	0.4%	78.5	0.3%	76.1	0.3%	83.0	0.3%	101.7	0.4%
6: In or near default	1.1	0.0%	18.1	0.1%	18.0	0.1%	24.1	0.1%	15.6	0.1%
Total below investment grade	1,218.0	5.2%	1,224.3	5.4%	1,222.4	5.2%	1,279.2	5.4%	1,239.7	5.2%
Total fixed maturities	$23,306.5	100.0%	$22,697.0	100.0%	$23,369.6	100.0%	$23,519.0	100.0%	$23,620.9	100.0%
Fixed Maturities by Issuer Type:
U.S. government and agencies	$510.7	2.2%	$167.8	0.7%	$252.6	1.1%	$311.5	1.3%	$129.2	0.5%
State and political subdivisions	754.5	3.2%	808.3	3.6%	779.5	3.3%	776.5	3.3%	744.1	3.2%
Foreign governments	15.9	0.0%	17.1	0.1%	17.9	0.1%	19.1	0.1%	19.6	0.1%
Corporate securities	17,165.7	73.7%	16,861.0	74.3%	17,275.1	73.9%	17,201.6	73.1%	17,168.0	72.7%
Residential mortgage-backed securities	2,796.5	12.0%	2,802.6	12.3%	2,935.4	12.6%	3,007.8	12.8%	3,150.7	13.3%
Commercial mortgage-backed securities	1,536.1	6.6%	1,552.1	6.8%	1,619.7	6.9%	1,707.7	7.3%	1,889.0	8.0%
Other debt obligations	527.1	2.3%	488.1	2.2%	489.4	2.1%	494.8	2.1%	520.3	2.2%
Total fixed maturities	$23,306.5	100.0%	$22,697.0	100.0%	$23,369.6	100.0%	$23,519.0	100.0%	$23,620.9	100.0%
Effective Duration	5.5		5.6		5.7		5.7		5.7
Weighted-average Investment Yield	5.01%		5.02%		5.09%		5.08%		5.07%

	For the Three Months Ended
	Sep 30, 2013%		Jun 30, 2013%		Mar 31, 2013%		Dec 31, 2012%		Sep 30, 2012%
Average Daily Cash and Cash Equivalent Balances:
Benefits Division	$4.6	2.4%	$4.9	2.4%	$1.2	0.6%	$7.8	3.7%	$6.0	4.4%
Retirement Division:
Deferred Annuities	134.0	70.7%	115.3	57.4%	84.8	44.1%	107.0	51.4%	29.9	21.7%
Income Annuities	2.6	1.4%	23.7	11.8%	54.1	28.1%	32.8	15.8%	67.4	49.0%
Individual Life Division	26.3	13.9%	15.0	7.5%	24.2	12.6%	35.1	16.9%	33.7	24.5%
Other	22.0	11.6%	41.9	20.9%	28.0	14.6%	25.5	12.2%	0.6	0.4%
Total	$189.5	100.0%	$200.8	100.0%	$192.3	100.0%	$208.2	100.0%	$137.6	100.0%
1 Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Investments Income Statement Data
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Prepayment-related Income: [1]
Benefits Division	$—	$—	$—	$—	$—	$—	$—
Retirement Division:
Deferred Annuities	12.6	6.0	13.3	9.6	2.6	31.9	4.8
Income Annuities	1.2	0.5	3.2	0.4	0.7	4.9	3.8
Individual Life Division	3.6	1.6	1.1	0.7	0.7	6.3	2.8
Other	1.2	0.5	0.1	0.1	0.2	1.8	2.5
	$18.6	$8.6	$17.7	$10.8	$4.2	$44.9	$13.9

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Net Realized Investment Gains (Losses):
Fixed maturities:
Gross gains on sales	$2.4	$3.8	$1.8	$13.9	$7.4	$8.0	$40.4
Gross losses on sales	(7.4)	(1.9)	(8.1)	(12.7)	(6.4)	(17.4)	(14.3)
Other-than-temporary impairments	(6.2)	(7.2)	(2.0)	(3.8)	(13.3)	(15.4)	(25.2)
Other [2]	0.5	(3.7)	(0.7)	(0.3)	2.3	(3.9)	3.5
Total fixed maturities	(10.7)	(9.0)	(9.0)	(2.9)	(10.0)	(28.7)	4.4
Marketable equity securities, trading [3]	12.0	(1.7)	33.0	3.1	25.0	43.3	33.6
Other	(7.0)	(0.8)	2.1	(4.2)	(0.1)	(5.7)	(3.6)
DAC/DSI adjustment	1.1	0.2	0.4	0.1	0.6	1.7	0.6
Net realized investment gains (losses)	$(4.6)	$(11.3)	$26.5	$(3.9)	$15.5	$10.6	$35.0

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Tax Credit Investments Impact on Income
Historical and estimated future impact
Amortization related to tax credit investments, net of taxes	$(3.3)	$(3.1)	$(3.2)	$(3.1)	$(5.0)	$(9.6)	$(10.8)
Realized losses related to tax credit investments, net of taxes	(2.1)	(0.7)	(0.3)	(1.8)	(0.2)	(3.1)	(0.8)
Tax credits	11.8	9.5	9.5	8.9	9.5	30.8	24.6
Impact to net income	$6.4	$5.7	$6.0	$4.0	$4.3	$18.1	$13.0
Carrying value of invested asset	$217.2	$202.1	$206.7	$210.7	$213.2	$217.2	$213.2
Future estimated impact to net income:						2013	$7.1
						2014	27.3
						2015 & beyond	44.1
							$78.5

Historical information	For the Years Ended
	2012	2011	2010	2009	2008
Amortization related to tax credit investments, net of taxes	$(13.9)	$(9.2)	$(6.3)	$(5.9)	$(7.8)
Realized losses related to tax credit investments, net of taxes	(2.6)	(2.0)	—	—	—
Tax credits	33.5	17.4	10.9	9.6	8.3
Impact to net income	$17.0	$6.2	$4.6	$3.7	$0.5
1 Prepayment-related income includes make-whole premiums and consent fees on early calls or tenders of fixed maturities, prepayment speed adjustments on structured securities, and prepayment fees on our commercial mortgage loans.
2 Other includes net gains (losses) on calls and redemptions, and changes in the fair value of convertible fixed maturities.
3 Marketable equity securities, trading includes net gains (losses) on changes in fair value.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Sales by Segment and Product
(In millions)

	For the Three Months Ended					For the Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Benefits Division [1]
Medical stop-loss	$12.0	$16.7	$51.9	$18.6	$24.1	$80.6	$112.8
Limited benefit medical	2.2	1.0	1.7	1.4	3.8	4.9	10.9
Group life & disability income	4.8	3.6	12.9	5.7	3.4	21.3	9.9
Total	$19.0	$21.3	$66.5	$25.7	$31.3	$106.8	$133.6
Retirement Division — Deferred Annuities [2]
Fixed annuities	$292.1	$121.2	$161.3	$174.1	$116.2	$574.6	$648.9
Fixed indexed annuities	448.2	309.8	148.7	115.8	43.2	906.7	176.8
Variable annuities	6.8	10.5	12.0	10.9	7.1	29.3	20.1
Total	$747.1	$441.5	$322.0	$300.8	$166.5	$1,510.6	$845.8
Retirement Division — Income Annuities [2]
SPIA	$37.1	$42.1	$38.4	$43.6	$37.6	$117.6	$129.9
Structured settlements	1.8	3.4	2.3	14.0	11.9	7.5	70.7
Total	$38.9	$45.5	$40.7	$57.6	$49.5	$125.1	$200.6
Individual Life Division
Term life [1]	$0.5	$0.7	$0.5	$0.6	$0.5	$1.7	$1.6
Universal life [1]	3.3	2.2	1.6	0.5	0.4	7.1	1.1
Single premium life [3]	0.1	0.1	0.2	0.2	0.7	0.4	5.1
Individual sales	3.9	3.0	2.3	1.3	1.6	9.2	7.8
BOLI [4]	—	—	—	—	—	—	2.0
COLI single premium [4]	0.7	0.3	2.4	—	—	3.4	—
COLI recurring premium [5]	0.4	3.0	—	—	—	3.4	—
Institutional markets	1.1	3.3	2.4	—	—	6.8	2.0
Total	$5.0	$6.3	$4.7	$1.3	$1.6	$16.0	$9.8

[1]	Represents annualized first-year premiums net of first year policy lapses.
[2]	Represents deposits for new policies net of first year policy lapses and/or surrenders.
[3]	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
[4]	Represents 10% of deposits.
[5]	Represents deposits for new policies.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Book Value, Adjusted Book Value and Statutory Book Value per Share
(In millions, except per share amounts)

	As of
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Book value per common share [1]	$25.58	$25.81	$26.10	$26.29	$26.37
Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$19.47	$19.17	$19.40	$18.97	$18.78
Adjusted book value per common share, as converted [3]	$19.47	$19.17	$18.32	$17.94	$17.78
Statutory book value per common share [4]	$18.87	$18.65	$18.66	$18.25	$18.12
Numerator:
Total stockholders’ equity	$3,012.8	$3,040.1	$3,604.2	$3,630.1	$3,641.2
AOCI	719.0	782.6	1,293.1	1,371.2	1,404.3
Adjusted book value	$2,293.8	$2,257.5	$2,311.1	$2,258.9	$2,236.9
Assumed proceeds from exercise of warrants	—	—	218.1	218.1	218.1
Adjusted book value, as converted	$2,293.8	$2,257.5	$2,529.2	$2,477.0	$2,455.0
Total stockholders’ equity	$3,012.8	$3,040.1	$3,604.2	$3,630.1	$3,641.2
Stockholders’ equity of non-insurance entities	(319.4)	(301.6)	(301.2)	(290.2)	(283.8)
Statutory and other adjustments	(752.8)	(817.2)	(1,350.4)	(1,427.3)	(1,450.9)
Asset valuation reserve (AVR)	282.5	275.7	269.9	261.3	252.2
Statutory book value	$2,223.1	$2,197.0	$2,222.5	$2,173.9	$2,158.7
Denominator: [5]
Common shares outstanding	117.800	117.792	119.099	119.088	119.120
Total common shares outstanding and shares subject to warrants	117.800	117.792	138.075	138.064	138.096

[1]
Book value per common share is calculated as stockholders’ equity divided by the sum of common shares outstanding and shares subject to warrants in the periods they were outstanding. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock.

[2]	Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
[3]
Adjusted book value per common share, as converted, is calculated as adjusted book value, as converted divided by the sum of common shares outstanding and shares subject to warrants in the periods they were outstanding. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock. As of June 30, 2013 this measure is equivalent to adjusted book value per share.

[4]	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

	As of
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
[5] Reconciliation of outstanding shares:
Common shares outstanding, beginning of period	117.792	119.099	119.088	119.120	119.131
Shares issued	—	5.300	—	—	—
Employee stock purchase plan shares issued	0.025	0.042	0.038	0.037	0.025
Restricted shares issued, net	(0.017)	(0.004)	0.283	(0.006)	(0.032)
Shares repurchased	—	(6.645)	(0.310)	(0.063)	(0.004)
Common shares outstanding, end of period	117.800	117.792	119.099	119.088	119.120
Outstanding warrants	—	—	18.976	18.976	18.976
Total common shares outstanding and shares subject to outstanding warrants, end of period	117.800	117.792	138.075	138.064	138.096

	As of
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Tangible book value:
Total stockholders’ equity	$3,012.8	$3,040.1	$3,604.2	$3,630.1	$3,641.2
Less:
Deferred policy acquisition costs	271.7	249.6	172.1	155.8	146.1
Goodwill and other	125.8	132.0	93.1	86.2	83.2
Tangible Book Value	$2,615.3	$2,658.5	$3,339.0	$3,388.1	$3,411.9
Tangible book value is a non-GAAP financial measure calculated as stockholders’ equity excluding deferred policy acquisition costs, goodwill, intangible assets and certain other non-tangible assets. Stockholders’ equity is the most directly comparable GAAP measure to tangible book value.

Symetra Financial Corporation
3Q 2013 Financial Supplement
ROE and Operating ROAE
(In millions)

	Twelve Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
ROE:
Net income for the twelve months ended [1]	$187.3	$197.2	$196.0	$205.4	$248.1
Average stockholders’ equity [2]	$3,385.7	$3,458.8	$3,481.7	$3,383.9	$3,266.3
ROE	5.5%	5.7%	5.6%	6.1%	7.6%
Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$183.6	$180.6	$176.4	$185.3	$203.5
Average adjusted book value [3]	$2,271.6	$2,251.0	$2,230.4	$2,185.7	$2,138.1
Operating ROAE	8.1%	8.0%	7.9%	8.5%	9.5%
1 The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.
2 Average stockholders’ equity is derived by averaging ending stockholders' equity for the most recent five quarters.
3 Average adjusted book value is derived by averaging ending stockholders' equity less AOCI, for the most recent five quarters.
Calculation of average stockholders’ equity:
The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2013	2012	2011
Stockholders’ Equity
	Dec 31	$—	$3,630.1	$3,114.9
	Sep 30	3,012.8	3,641.2	3,042.2
	Jun 30	3,040.1	3,378.4	2,627.3
	Mar 31	3,604.2	3,154.7	2,410.2
AOCI
	Dec 31	$—	$1,371.2	$1,027.3
	Sep 30	719.0	1,404.3	1,021.1
	Jun 30	782.6	1,188.0	609.7
	Mar 31	1,293.1	1,000.1	443.7
Reconciliation of adjusted operating income:
The following data together with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended March 31, 2013, December 31, 2012, and September 30, 2012.

	Three Months Ended
	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011
Net income	$43.8	$75.4	$73.7
Less: Net realized investment gains (losses) (net of taxes)	(4.2)	16.9	22.2
Add: Net realized gains (losses) - FIA (net of taxes)	(0.8)	0.8	(0.4)
Adjusted operating income	$47.2	$59.3	$51.1

Symetra Financial Corporation
3Q 2013 Financial Supplement
Addendum
RMBS Prepayment Exposure
(In millions)

								Sep 30, 2013		Prepayment Speed Adjustment [2]
								Trailing 12 Month
Vintage [1]	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	3Q13 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	3Q 2013	YTD 2013
Agency:
CMO
2013	$38.0	$0.7	$38.7	$3.1	$—	3.9%	16.2	16.2	16.2	$—	$—
2012	117.1	(6.0)	111.1	3.4	(2.4)	3.6%	385.7	484.4	580.7	—	—
2011	278.8	2.6	281.4	9.9	(2.1)	3.5%	408.9	659.0	875.0	(0.3)	(0.7)
2010	429.2	29.0	458.2	12.6	(7.6)	4.5%	402.6	431.2	487.4	0.1	(0.1)
2009	222.2	17.1	239.3	1.8	(2.9)	4.9%	476.3	487.3	522.4	0.3	0.3
2008	1.0	0.1	1.1	—	—	5.0%	683.0	736.3	797.0	—	—
2007	1.5	0.3	1.8	0.3	—	6.4%	788.0	625.0	788.0	—	—
2006	2.3	0.1	2.4	—	—	6.6%	173.9	170.3	179.2	—	—
2005	28.8	4.0	32.8	0.3	—	6.3%	396.2	376.6	418.3	—	—
2004 & Prior	393.5	49.2	442.7	11.0	(3.4)	6.2%	446.3	431.7	476.0	(0.3)	(0.1)
Agency CMO	$1,512.4	$97.1	$1,609.5	$42.4	$(18.4)	4.8%	415.0	474.2	555.1	$(0.2)	$(0.6)
Passthrough
2013	$131.8	$(3.7)	$128.1	$1.5	$(1.8)	3.3%	1.7	1.4	1.7	$—	$—
2012	74.3	(4.7)	69.6	—	(2.9)	3.4%	5.0	3.5	5.3	—	—
2011	14.1	0.1	14.2	—	(0.6)	4.1%	22.3	24.5	27.0	—	—
2010	140.5	3.6	144.1	0.1	(5.5)	4.7%	21.3	21.3	24.4	—	0.1
2009	416.7	15.3	432.0	—	(17.5)	5.9%	11.8	11.4	14.0	0.1	—
2008	20.3	1.6	21.9	—	(0.4)	6.4%	35.5	34.1	39.9	—	—
2007	15.5	1.2	16.7	0.1	(0.4)	6.4%	40.0	35.3	42.1	—	—
2006	4.8	0.5	5.3	—	—	6.5%	45.8	41.5	45.8	—	—
2005	5.2	0.6	5.8	0.3	—	5.2%	—	—	—	—	—
2004 & Prior	36.6	3.4	40.0	0.5	(0.3)	5.8%	27.9	25.7	31.2	—	—
Agency Passthrough	859.8	17.9	877.7	2.5	(29.4)	5.1%	13.3	12.7	15.2	0.1	0.1
Total RMBS Agency	$2,372.2	$115.0	$2,487.2	$44.9	$(47.8)	4.9%				$(0.1)	$(0.5)
Non-Agency
2013	$22.9	$—	$22.9	$0.7	$—	4.3%	1,165.0	1,165.0	1,165.0	$0.1	$0.1
2008 - 2012	15.9	0.2	16.1	1.0	—	4.3%	1,159.0	1,159.0	1,159.0	—	—
2007	13.9	1.4	15.3	3.9	—	5.8%	—	68.6	274.6	—	—
2006	60.8	3.0	63.8	7.4	(0.3)	5.7%	23.5	88.1	265.3	—	—
2005	74.5	1.8	76.3	3.2	—	5.6%	203.9	220.2	369.0	—	—
2004 & Prior	111.2	3.7	114.9	2.4	(0.1)	5.8%	345.4	351.7	437.7	0.1	—
Non-Agency CMO	299.2	10.1	309.3	18.6	(0.4)	5.5%	334.9	357.6	472.2	0.2	0.1
Total RMBS Non-Agency	$299.2	$10.1	$309.3	$18.6	$(0.4)	5.5%				$0.2	$0.1

Total RMBS	$2,671.4	$125.1	$2,796.5	$63.5	$(48.2)	5.0%				$0.1	$(0.4)

Top 10 RMBS
									Sep 30, 2013 Trailing 12 Month		Prepayment Speed Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	3Q 2013 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	3Q 2013	YTD 2013
GNMA	2009	$82.5	$1.5	$84.0	$—	$(4.8)	6.2%	3.3	3.1	5.4	$0.1	$—
GNMA	2009	78.8	1.6	80.4	—	(4.4)	6.2%	5.0	3.4	5.0	—	—
GNMA	2009	46.3	1.7	48.0	—	(1.5)	6.2%	4.8	6.7	11.2	—	—
GNMA	2010	41.3	0.7	42.0	—	(1.7)	4.5%	16.7	18.6	21.6	—	—
FNMA	2009	38.8	2.3	41.1	—	(0.9)	5.5%	—	—	—	—	—
GNMA	2010	36.1	1.2	37.3	—	(1.8)	4.9%	462.0	418.0	462.0	0.1	0.2
FNMA	2009	35.5	1.8	37.3	—	(1.2)	5.4%	26.4	24.3	26.4	—	—
GNMA	2009	28.0	1.1	29.1	—	(0.9)	4.9%	432.0	421.8	452.0	0.1	0.2
FHLMC	2004	27.3	1.9	29.2	0.1	—	5.5%	702.0	679.3	718.0	—	—
GNMA	2010	24.7	1.4	26.1	0.4	—	4.5%	329.0	375.3	406.0	—	—
Total		$439.3	$15.2	$454.5	$0.5	$(17.2)					$0.3	$0.4
1 Vintage indicates year of origination.
2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Addendum
CMBS Prepayment Exposure
(In millions)

							Prepayment Speed Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	3Q 2013	YTD 2013
Agency
CMO
2011	$44.4	$0.8	$45.2	$—	$(0.8)	4.8%	$—	$—
2010	10.0	0.9	10.9	—	(0.1)	5.4%	—	—
2009	11.3	0.4	11.7	—	—	6.6%	—	—
2008	10.8	0.1	10.9	—	(0.3)	6.5%	(0.1)	(0.1)
2007	36.9	0.6	37.5	—	(1.3)	5.8%	(0.1)	(0.2)
2006	15.1	—	15.1	—	(0.8)	6.0%	(0.1)	(0.1)
2005	15.4	—	15.4	—	(0.3)	5.9%	(0.1)	(0.1)
2004 & Prior	63.8	5.4	69.2	—	(1.4)	7.0%	—	(0.2)
Agency CMO	$207.7	$8.2	$215.9	$—	$(5.0)	6.1%	$(0.4)	$(0.7)
Passthrough
2005 - 2013	$—	$—	$—	$—	$—	0.0%	$—	$—
2004 & Prior	67.8	3.7	71.5	0.2	(1.8)	7.5%	—	—
Agency Passthrough	67.8	3.7	71.5	0.2	(1.8)	7.5%	—	—
Total CMBS Agency	$275.5	$11.9	$287.4	$0.2	$(6.8)	6.4%	$(0.4)	$(0.7)
Non-Agency
2013	$111.0	$(3.1)	$107.9	$—	$(3.0)	4.4%	$—	$—
2012	132.8	(5.1)	127.7	—	(2.6)	4.9%	—	—
2011	118.5	4.5	123.0	—	(0.6)	5.5%	—	—
2010	1.0	—	1.0	—	—	4.0%	—	—
2009	—	—	—	—	—	0.0%	—	—
2008	55.7	5.0	60.7	1.1	(0.1)	6.1%	—	—
2007	350.3	46.1	396.4	10.9	(0.2)	5.7%	—	—
2006	169.8	18.7	188.5	4.3	(0.6)	5.8%	0.1	0.2
2005	200.0	16.1	216.1	4.0	—	5.4%	—	(0.1)
2004 & Prior	25.9	1.5	27.4	—	(1.1)	7.4%	—	—
Non-Agency CMO	1,165.0	83.7	1,248.7	20.3	(8.2)	5.5%	0.1	0.1
Total CMBS Non-Agency	$1,165.0	$83.7	$1,248.7	$20.3	$(8.2)	5.5%	$0.1	$0.1

Total CMBS	$1,440.5	$95.6	$1,536.1	$20.5	$(15.0)	5.7%	$(0.3)	$(0.6)

Top 10 CMBS
								Prepayment Speed Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	3Q 2013	YTD 2013
Bear Stearns Commercial Mortgage	2006	$49.1	$5.8	$54.9	$0.9	$—	5.9%	$0.1	$0.1
Bear Stearns Commercial Mortgage	2007	48.7	6.1	54.8	1.3	—	5.1%	—	0.2
GS Mtg Sec Corp II	2005	44.7	6.3	51.0	0.3	—	5.6%	—	—
Morgan Stanley BAML Trust	2012	43.0	(1.9)	41.1	—	(0.9)	4.7%	—	—
Wachovia Bank Commercial Mortgage	2006	39.5	4.4	43.9	0.5	—	6.0%	—	—
GNMA	2007	36.3	0.7	37.0	—	(1.3)	5.8%	(0.2)	(0.2)
Bear Stearns Commercial Mortgage	2007	35.9	5.3	41.2	0.7	—	5.9%	—	(0.1)
JP Morgan Chase Commercial Mortgage	2007	34.2	3.7	37.9	0.1	—	5.7%	—	—
Bear Stearns Commercial Mortgage	2007	33.3	7.4	40.7	3.1	—	5.7%	—	(0.1)
GNMA	2011	33.2	0.4	33.6	—	(0.6)	4.7%	—	—
Total		$397.9	$38.2	$436.1	$6.9	$(2.8)		$(0.1)	$(0.1)
1 Vintage indicates year of origination.
2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation
3Q 2013 Financial Supplement
Addendum
European Exposure
(In millions)

				Sector
Country	Amortized Cost	Fair Value	% of Exposure	Sovereign Debt	Financial Industry	Other Corporate
United Kingdom	$713.5	$749.1	37.8%	$—	$84.8	$664.3
Netherlands	593.8	614.2	31.0%	—	—	614.2
France	217.5	222.5	11.2%	—	18.1	204.4
Luxembourg	184.1	191.4	9.6%	—	—	191.4
Switzerland	88.2	94.6	4.8%	—	94.6	—
Sweden	55.3	61.2	3.1%	—	—	61.2
Denmark	16.9	16.2	0.8%	—	—	16.2
Italy	9.8	10.4	0.5%	—	—	10.4
Germany	7.7	8.3	0.4%	—	—	8.3
Norway	5.4	6.2	0.3%	—	—	6.2
Austria	3.9	3.9	0.2%	—	—	3.9
Spain	2.8	2.8	0.1%	—	—	2.8
Belgium	1.7	1.7	0.1%	—	—	1.7
Ireland	1.0	1.1	0.1%	—	—	1.1
Portugal	0.7	0.7	0.0%	0.7	—	—
Total	$1,902.3	$1,984.3	100.0%	$0.7	$197.5	$1,786.1

Top 10 European Exposures
Name	Amortized Cost	Fair Value	Moody's	S&P
Deutsche Telekom Int Fin	$147.3	$151.1	Baa1	BBB+
Heineken NV	119.6	113.4	Baa1	BBB+
Royal Dutch Shell PLC	98.6	108.2	Aa1	AA
Electricite de France	97.4	100.6	Aa3	A+
Diageo Capital PLC	87.9	90.9	A3	A-
TYCO Int'l	81.5	88.7	A3	BBB+
Vodafone Group PLC	79.7	87.8	A3	A-
Tesco PLC-ADR	76.0	87.0	Baa1	BBB+
Philips Electronics NV	71.9	81.7	A3	A-
SABMiller PLC	65.4	73.7	Baa1	BBB+
Total	$925.3	$983.1
The table above summarizes our exposure to fixed maturities in European countries, reported in U.S. dollars and separated into sovereign debt, financial industry and other corporate debt. The country designation is based on the issuer’s country of incorporation.